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                                                                    EXHIBIT 10.7

                           INDEMNIFICATION AGREEMENT

     THIS INDEMNIFICATION AGREEMENT (the "Agreement"), dated as of ____________,
                                          ---------
1997, is entered into by and among Kilroy Realty Corporation, a Maryland corporation (the "Company"), Kilroy Realty, L.P., a Delaware limited partnership
                  -------
(the "Operating Partnership") and the undersigned Director and/or Officer of the

Company (the "Indemnitee").
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                                    RECITALS
                                    --------

     WHEREAS, the Indemnitee has agreed to serve as a Director and/or Officer of the Company and the Company wishes the Indemnitee to continue in such capacity. The Indemnitee is willing, under certain circumstances, to continue serving as a Director and Officer of the Company;

     WHEREAS, Section 2-418 of the General Corporation Law of the State of Maryland, under which law the Company is organized, empowers corporations to indemnify any person who is or was serving as a director, officer, employee or agent of the corporation or any person who, while a director of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee or agent of another corporation, partnership, limited liability company, association, joint venture, trust or other enterprise. As used in this Agreement, the term "other enterprise" shall include, without limitation, employee benefit plans and administrative committees thereof. In addition, the Company includes any domestic or foreign predecessor entity of the Company in a merger, consolidation or other transaction in which the predecessor's existence ceased upon consummation of the transaction; and

     WHEREAS, said Section 2-418 and the Bylaws of the Company specify that the indemnification set forth in said Section 2-418 and in the Bylaws, respectively, shall not be deemed to limit the right of the Corporation to indemnify any other person against any liability and expenses to the fullest extent permitted by law, nor shall it be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any agreement, the Articles or Bylaws of the Company, a vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity as an officer or director and as to action in another capacity, as the request of the Corporation, while acting as an officer or director of the Corporation;

          NOW, THEREFORE, in order to induce the Indemnitee to serve as a Director and/or Officer of the Company and in consideration of his continued service, the Company hereby agrees to indemnify the Indemnitee as follows:
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                                   AGREEMENT
                                   ---------

     1.   Indemnity.  The Company will indemnify, save and hold harmless the
          ---------
Indemnitee, his executors, administrators or assigns, or, if the Indemnitee is deceased, his estate, spouse, heirs, executors and administrators, for any Expenses (as defined in Section 2 hereof) which the Indemnitee is or becomes legally obligated to pay in connection with any Proceeding. As used in this Agreement, the term "Proceeding" shall mean any threatened, pending or completed claim, action, suit or proceeding, including any appeals, whether brought by or in the right of the Company or otherwise and whether of a civil, criminal, administrative or investigative nature, in which the Indemnitee may be or may have been involved as a party or otherwise, (i) by reason of the fact that the Indemnitee is or was a director or officer of the Company, (ii) by reason of any actual or alleged error or misstatement or misleading statement made or suffered by the Indemnitee, (iii) by reason of any action taken by the Indemnitee or of any inaction on the Indemnitee's part while acting as such director or officer, or (iv) by reason of the fact that the Indemnitee was serving at the request of the Company as a director, trustee, officer, employee or agent of another corporation, partnership, limited liability company, association, joint venture, trust or other enterprise (the "Proceeding"); provided that in each such case
                                ----------    -------------
the Indemnitee acted in good faith within the course and scope of the Indemnitee's duties and in a manner which the Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, in the case of a criminal proceeding, in addition the Indemnitee had no reasonable cause to believe that his act or omission was unlawful.

     2.   Expenses.  As used in this Agreement, the term "Expenses" shall mean
          --------
all reasonable expenses incurred by the Indemnitee in connection with the Proceeding which shall include, without limitation, damages, judgments, fines, penalties, settlements, costs, attorneys' fees, disbursements and costs of attachment or similar bonds, investigations, and any such expenses of establishing a right to indemnification under this Agreement (the "Expenses").
                                                                   --------
"Fines" shall include, without limitation, any excise tax assessed with respect to any employee benefit plan. Any such Expenses may be paid by the Company in advance of the final disposition of such action, suit or proceeding.

     3.   Exclusions.  The Company shall not be liable under this Agreement to
          ----------
pay any Expenses in connection with any claim made against the Indemnitee:

          (a) to the extent that payment is actually made to the Indemnitee under a valid, enforceable and collectible insurance policy;

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          (b) to the extent that the Indemnitee is indemnified and actually paid otherwise than pursuant to this Agreement;

          (c) in connection with a judicial action by or in the right of the Company, in respect of any claim, issue or matter as to which the Indemnitee shall have been adjudged to be liable to the Company, unless and only to the extent that any court in which such action was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for such expenses as such court shall deem proper;

          (d) if it is established by final judgment in a court of law or other final adjudication that the act or omission of the Indemnitee that (i) the act or omission of the director or officer was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty, (ii) the director or officer actually received an improper personal benefit in money, property or services, or (iii) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful;

          (e) if it is proved by final judgment in a court of law or other final adjudication to have been based upon or attributable to the Indemnitee having gained any personal profit or advantage to which he was not legally entitled;

          (f) for a disgorgement of profits made from the purchase and sale by the Indemnitee of securities pursuant to Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any state statutory law or common law; or

          (g) for any judgment, fine or penalty which the Company is prohibited by applicable law from paying as indemnity or for any other reason.

     4.   Termination of the Proceeding.
          -----------------------------

          (a) The termination of any Proceeding, which is covered by this Agreement, by judgment, order or settlement, shall not of itself create a presumption for the purposes of this Agreement that the Indemnitee did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

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          (b) The termination of any proceeding by conviction, or by a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet the requisite standard of conduct for good faith or otherwise.

     5.   Enforcement.  If a claim or request under this Agreement is not paid
          -----------
by the Company, or on its behalf, within thirty (30) days after a written claim or request has been received by the Company, the Indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim or request, and if successful in whole or in part, the Indemnitee shall be entitled to be paid all of the Expenses of prosecuting such suit. The burden of proving that the Indemnitee is not entitled to indemnification for any reason shall be upon the Company.

     6.   Recoupment.  The Company shall have the right to recoup from the
          ----------
Indemnitee the amount of any item or items of Expenses theretofore paid by the Company pursuant to this Agreement, to the extent that such Expenses are not reasonable in nature or amounts; provided, however, that the Company shall have
                                 -----------------
the burden of proving such Expenses to be unreasonable.

     7.   Subrogation.  In the event of payment under this Agreement, the
          -----------
Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

     8.   Indemnification of Expenses of Successful Party.  Notwithstanding any
          -----------------------------------------------
other provision of this Agreement, to the extent that the Indemnitee has been successful on the merits or otherwise in defense of any Proceeding or in defense of any claim, issue or matter therein, including dismissal without prejudice, the Indemnitee shall be indemnified against any and all Expenses incurred in connection therewith.

     9.   Partial Indemnification.  If the Indemnitee is entitled under any
          -----------------------
provision of this Agreement to indemnification by the Company for some or a portion of Expenses, but not, however, for the total amount thereof, the Company shall nevertheless indemnify the Indemnitee for the portion of such Expenses to which the Indemnitee is entitled.

     10.  Indemnification Hereunder Not Exclusive.  Nothing herein shall be
          ---------------------------------------
deemed to diminish or otherwise restrict the Indemnitee's right to indemnification under

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any provision of the Articles of Incorporation or Bylaws of the Company and
amendments thereto or under law.

     11.  Advance of Expenses.  Expenses incurred by the Indemnitee in
          -------------------
connection with any Proceeding, except the amount of any settlement, shall be paid by the Company in advance upon request of the Indemnitee that the Company pay such Expenses. The Indemnitee hereby undertakes to repay to the Company the amount of any Expenses theretofore paid by the Company to the extent that it is ultimately determined that such Expenses were not reasonable or that the Indemnitee is not entitled to indemnification.

     12.  Approval of Expenses.  No Expenses for which indemnity shall be sought
          --------------------
under this Agreement, other than those in respect of judgments and verdicts actually rendered, shall be incurred without the prior written consent of the Company, which consent shall not be unreasonably withheld.

     13.  Coverage.  The provisions of this Agreement shall apply with respect
          --------
to the Indemnitee's service as a Director and Officer of the Company prior to the date of this Agreement and with respect to all periods of such service after the date of this Agreement, even though the Indemnitee may have ceased to be a Director or Officer of the Company.

     14.  General Provisions
          ------------------

          14.1 Notice of Claim.  The Indemnitee, as a condition precedent to his
               ---------------
right to be indemnified under this Agreement, shall give to the Company notice in writing as soon as practicable of any claim made against him for which indemnity will or could be sought under this Agreement. Notice to the Company shall be given at its principal office and shall be directed to the President and CEO (or such other address as the Company shall designate in writing to the Indemnitee). Notice shall be deemed duly given when addressed as follows and
(i) when personally delivered, (ii) when transmitted by telecopy, electronic or digital transmission with receipt confirmed, (iii) one day after delivery to an overnight air courier guaranteeing next day delivery, or (iv) upon receipt if sent by certified or registered mail. In each case notice shall be sent to:

          If to the Indemnitee:    ______________________

          If to the Company:       Kilroy Realty Corporation
                                   2250 East Imperial Highway
                                   El Segundo, California 90245

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                                   Attention: President and CEO
                                   Facsimile: (310) 322-5981

          14.2 Governing Law.  This Agreement shall be governed by and construed
               -------------
in accordance with the laws of the State of California without giving effect to the principles of conflict of laws thereof.

          14.3 Assignment.  This Agreement may not be assigned by the
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Indemnitee, but may be assigned by the Company to any successor to its business and will inure to the benefit and be binding upon any such successor.

          14.4 Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same instrument.

          14.5 Severability.  The invalidity or unenforceability of any
               ------------
provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

          14.6 Entire Agreement.  This Agreement contains the entire agreement
               ----------------
and understanding between the Company and the Indemnitee with respect to the indemnification of the Indemnitee by the Company as contemplated hereby, and no representations, promises, agreements or understandings, written or oral, not herein contained shall be of any force or effect. This Agreement shall not be changed unless in writing and signed by both the Indemnitee and the Board of Directors of the Company.

          14.7 The Indemnitee's Acknowledgment.   The Indemnitee acknowledges
               -------------------------------
(a) that he has had the opportunity to consult with independent counsel of his own choice concerning this Agreement, and (b) that he has read and understands the Agreement, is fully aware of its legal effect, and has entered into it freely based on his own judgment.

                            (Signature Page Follows)

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

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and signed as of the day and year first above written .

                              KILROY REALTY CORPORATION,
                              a Maryland corporation



                              By_______________________________________
                                Name:
                                Title:



                              KILROY REALTY, L.P.
                              a Delaware limited partnership


                              By_______________________________________
                                Name:
                                Title:


                              INDEMNITEE



                              ----------------------------------------
                              [NAME]

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